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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934





         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 1, 1999




                          CHANCELLOR MEDIA CORPORATION
               (Exact name of Registrant as specified in charter)


         DELAWARE                     0-21470                   75-2247099
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                      Identification No.)


                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES
               (Exact name of Registrant as specified in charter)


          DELAWARE                  333-32259                   75-2451687
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                     Identification No.)


                    1845 WOODALL RODGERS FREEWAY, SUITE 1300
                              DALLAS, TEXAS 75201
                    (Address of principal executive offices)

       Registrants' telephone number, including area code: (214) 922-8700


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ITEM 5.  OTHER EVENTS.

         On June 1, 1999, Chancellor Media Corporation, a Delaware corporation, filed a press release announcing the sale of its outdoor advertising division, Chancellor Media Outdoor Corporation, to Lamar Advertising Company. The press release attached hereto as Exhibit 99.1 is incorporated by reference and made a part hereof.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         2.1 Stock Purchase Agreement, dated as of June 1, 1999, by and between Lamar Advertising Company and Chancellor Media Corporation of Los Angeles.

         2.2 Subscription Agreement, dated as of June 1, 1999, by and between Lamar Advertising Company and Chancellor Media Corporation of Los Angeles.

         2.3 Voting Agreement, dated as of June 1, 1999, by and among Lamar Advertising Company, Chancellor Media Corporation of Los Angeles and Reilly Family Limited Partnership.

        99.1      Press Release, dated June 1, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CHANCELLOR MEDIA CORPORATION
                                                (Registrant)



Date:    June 7, 1999                 By:    /s/ ANDREA ARCHER HULCY
                                             ----------------------------------
                                             Andrea Archer Hulcy
                                             Vice President and
                                             Controller



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                                 EXHIBIT INDEX

Exhibit
Number                   Description
------                   -----------
 2.1        Stock Purchase Agreement, dated as of June 1, 1999, by and between
            Lamar Advertising Company and Chancellor Media Corporation of Los
            Angeles.

 2.2 Subscription Agreement, dated as of June 1, 1999, by and between Lamar Advertising Company and Chancellor Media Corporation of Los
            Angeles.

 2.3        Voting Agreement, dated as of June 1, 1999, by and among Lamar
            Advertising Company, Chancellor Media Corporation of Los Angeles and Reilly Family Limited Partnership.

 99.1       Press Release, dated June 1, 1999.



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